UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

Clover Leaf Capital Corp.

(Name of Registrant as Specified In Its Charter)

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Clover Leaf Capital Corp. Announces Mailing of Its Extension Definitive Proxy Statement, for a Shareholder Meeting on October 19, 2022

New York, Oct. 03, 2022 (GLOBE NEWSWIRE) -- Clover Leaf Capital Corp. (“Clover Leaf” or the “Company”) (Nasdaq: “CLOEU” for units, “CLOE” for shares of common stock and “CLOER” for rights) announces the mailing of a definitive proxy statement, dated September 30, 2022 (the “Extension Proxy Statement”), to hold a special meeting of stockholders (the “Special Meeting”) on October 19, 2022 to approve an extension of the date by which Clover Leaf must consummate an initial business combination to on or before July 22, 2023 (the “Extended Date”) (the “Charter Extension”). Clover Leaf commenced mailing of the Extension Proxy Statement on October 3, 2022.

If the proposal to approve the Charter Extension (the “Extension Amendment Proposal”) is approved and the board of directors decides to implement the Charter Extension, Yntegra Capital Investments, LLC (the “Sponsor”) or its designees have agreed to contribute to the Company a loan (the “Charter Extension Loan”) of $1,383,123, to be deposited into the trust account promptly after the Special Meeting. The redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Charter Extension. Below as reference is a table estimating the approximate per-share amount to be paid in connection with the extension period needed to complete the business combination, depending on the percentage of redemptions received in connection with the Charter Extension. For example, if 25% of the Company’s public shares remain outstanding after redemptions in connection with the Charter Extension, then the amount deposited per share for such nine-month period will be approximately $0.40 per share, resulting in a total redemption amount available in connection with a business combination or liquidation of approximately $10.65 per share, in comparison to the current redemption amount of $10.25 per share. If 50% of the Company’s public shares remain outstanding after redemptions in connection with the Charter Extension, then the amount deposited per share for such nine-month period will be approximately $0.20 per share, resulting in a total redemption amount available in connection with a business combination or liquidation of approximately $10.45 per share, in comparison to the current redemption amount of $10.25 per share.

% of Redemptions at Extension	Shares Redeemed at Extension	Charter Extension contribution per Share	Post-Charter Extension Redemption Amount per Share
25%	3,457,807	$0.133	$10.383
50%	6,915,615	$0.200	$10.450
75%	10,373,422	$0.400	$10.650
90%	12,448,107	$1.000	$11.250

The Charter Extension Loan is conditioned upon the implementation of the Charter Extension. No Charter Extension Loan will occur if the Charter Extension is not approved or if the Charter Extension is not completed. The Charter Extension Loan will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. If the Company opts not to utilize the Charter Extension, then the Company will liquidate and dissolve promptly in accordance with the Company’s charter, and the Sponsor’s obligation to make additional contributions will terminate.

Clover Leaf’s shareholders and other interested persons are advised to read the Extension Proxy Statement. Shareholders are also able to obtain copies of the Extension Proxy Statement and other relevant materials filed with the Securities and Exchange (the “SEC”), without charge, at the SEC’s web site at www.sec.gov, or by directing a request to Clover Leaf’s proxy solicitation agent at the following address and telephone number: Morrow Sodali, LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, Toll Free Telephone: (800) 662-5200, Main Telephone: (203) 658-9400, E-mail: CLOE.info@investor.morrowsodali.com.

About Clover Leaf Capital Corp.

Clover Leaf Capital Corp. is an incorporated blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to Clover Leaf’s stockholder approval of the Charter Extension, its inability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the SEC, including Clover Leaf’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors” and other documents Clover Leaf has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Clover Leaf expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Clover Leaf’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

Clover Leaf and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of Clover Leaf in favor of the approval of the Charter Extension. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Clover Leaf’s directors and officers in the Extension Proxy Statement, which, when available, may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Charter Extension. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It
Clover Leaf urges investors, stockholders and other interested persons to read the Extension Proxy Statement, once available, as well as other documents filed by Clover Leaf with the SEC, because these documents will contain important information about Clover Leaf and the Charter Extension. When available, stockholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Clover Leaf Capital Corp., 1450 Brickell Avenue, Suite 2520, Miami, FL 33131.

INVESTOR RELATIONS CONTACT

Felipe MacLean
Clover Leaf Capital Corp.
c/o Yntegra Capital Investments, LLC
1450 Brickell Avenue, Suite 2520
Miami, FL 33131
Telephone: (305) 577-0031